SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2007

CONSOLIDATED CONTAINER COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-88157	75-2825338
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3101 Towercreek Parkway, Suite 300 Atlanta, GA		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 742-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.03	Material Modification to Rights of Security Holders.

As of 5:00 p.m. New York City time on March 8, 2007, in connection with the previously announced tender offers (the “Offers”) and consent solicitations to purchase for cash any and all of the outstanding 10 3/4% Senior Secured Discount Notes due 2009 (the “Senior Discount Notes”) of Consolidated Container Company LLC (“CCC”) and Consolidated Container Capital, Inc. (“Capital,” and together with CCC, the “Issuers”) and any and all of the outstanding 10 1/8% Senior Subordinated Notes due 2009 of the Issuers (the “Senior Subordinated Notes,” and together with the Senior Discount Notes, the “Notes”), the Issuers had received the requisite consents from the holders of the Notes to approve certain amendments (the “Amendments”) to the indentures under which the Notes were issued (the “Indentures”). On March 9, 2007, the Issuers and the Bank of New York, the trustee under the Indentures, executed supplemental indentures (the “Supplemental Indentures”) to amend the Indentures described in the offer to purchase and consent solicitation materials. However, the Amendments will not become operative unless and until the Notes tendered by the consenting holders are accepted for purchase pursuant to the terms of the Offers. If the Offers are terminated or withdrawn, the Amendments will not become operative. Once operative, the Amendments will eliminate substantially all of the restrictive covenants and certain events of default and related provisions contained in the Indentures. With respect to the Senior Discount Notes, the Amendments will also eliminate provisions relating to the liens on the collateral securing the Senior Discount Notes.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indentures, which are attached as Exhibit 4.1 and Exhibit 4.2 hereto and are incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

The exhibit listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE

4.1	Supplemental Indenture, dated as of March 9, 2007, by and among Consolidated Container Company LLC and Consolidated Container Capital, Inc., as issuers, and The Bank of New York, as trustee.

4.2	Supplemental Indenture, dated as of March 9, 2007, by and among Consolidated Container Company LLC and Consolidated Container Capital, Inc., as issuers, and The Bank of New York, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CONTAINER COMPANY LLC

By:	/s/ Richard P. Sehring
Name: Richard P. Sehring Title: Chief Financial Officer

Date: March 13, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	TITLE

4.1	Supplemental Indenture, dated as of March 9, 2007, by and among Consolidated Container Company LLC and Consolidated Container Capital, Inc., as issuers, and The Bank of New York, as trustee.

4.2	Supplemental Indenture, dated as of March 9, 2007, by and among Consolidated Container Company LLC and Consolidated Container Capital, Inc., as issuers, and The Bank of New York, as trustee.